                                                                   EXHIBIT 10.75

                            DEBT CONVERSION AGREEMENT

         This DEBT CONVERSION AGREEMENT ("Agreement") made this 25th day of August, 2003 ("Effective Date"), by and among SYNDICATED FOOD SERVICE INTERNATIONAL, INC., a Florida corporation ("SYFS"), CHAN CAPITAL, LTD. ("CCL") and FIDRA HOLDINGS, LTD. ("Fidra"). Together Syndicated, Chan and Fidra shall be referred to as the Parties. Together Chan and Fidra shall be referred to as the Holders.

                                   WITNESSETH:

         WHEREAS, pursuant to the US$3.5 million credit facility (the "Credit Facility"), Chan Capital Ltd. ("CCL") has outstanding loans to Syndicated Food Service International, Inc., the principal amount of US$1,500,000.00 , plus accrued interest thereon at the rate of 10% per annum (the "Acquisition Loan"). Further that of the unpaid but accrued interest relating to the Acquisition Loan, $100,000 has been capitalized bringing the total principal amount of the Acquisition Loan to $1,600,000;

         WHEREAS, to incent CCL to enter into the Credit Facility, Syndicated issued certain warrants CCL and Ming Management, Ltd. to purchase in the aggregate, 2,500,000 shares of Syndicated common stock at a current per share exercise price of $0.50 which currently expire on December 31, 2003 (the "Warrants");

         WHEREAS, certain loans were made by Fidra to Toho Holdings, Inc., a wholly owned subsidiary of Syndicated ("Toho"), in the aggregate of US$500,000 (the "Toho Loan") as supported by certain mortgages and promissory notes dated December 13, 1999 in the amount of $300,000, $143,577.94 and $56,422.06, and the
Parent Company Guarantee, to which Syndicated as of December 13, 1999, unconditionally and irrevocably guaranteed performance against the Toho Loans;

         WHEREAS, together the Acquisition Loan and Toho Loan shall collectively be referred to as the Loans;

         WHEREAS the Parties believe it is their respective best interest that the Loans be converted into Syndicated common equity.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the receipt and legal sufficiency of which are acknowledged and agreed to, the parties agree as follows:

         1. That the Holders will covert the Loans (the "Conversion") into shares of Syndicated par value $0.001 common stock at a per share conversion price of $0.30 for a total of 7,000,000 shares of stock (the "Shares");

         2. That as a condition precedent to the Holders taking the action described in paragraph (a) above, Syndicated must raise a minimum of $1,000,000 in private equity capital;

         3.       That if Syndicated has not raised the capital defined in item
                  2. above on or before November 1, 2003, this Agreement is null and void as of that date;

         4. That upon the Conversion, the terms of the Warrants shall be amended to reduce the per share exercise price from the current level of fifty cents ($0.50) to twenty five cents ($0.25) and that the current expiration date of December 31, 2003 shall be extended to June 30, 2004;

         5. That Fidra and Chan represent and acknowledge that they have received, read and understand the disclosures made by Syndicated in the Private Placement Summary and Corporate Overview (attached hereto as Exhibit 1), and the Form 10-K (attached hereto as Exhibit 2) currently being prepared for filing with the U.S. Securities and Exchange Commission, which documents provide a disclosure of certain risk factors inherent with making an investment of this nature and Syndicated's financial condition; and

         6. That Fidra and Chan have read and executed the Subscription Agreement (attached hereto as Exhibit 3) for the purchase of the Shares.

Draft, No. 2

         IN WITNESS WHEREOF, the parties have executed this Debt Conversion Agreement as of the date set forth above.

CHAN CAPITAL, LTD.

By: /s/ Iain Brown
    ------------------------
Name: IAIN BROWN
Title: PRESIDENT

FIDRA HOLDINGS, LTD.

By: /s/ Iain Brown
    ------------------------
Name: IAIN BROWN
Title: PRESIDENT

SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

By: /s/ Thomas P. Tanis, Jr.
    -------------------------
Name: THOMAS P. TANIS, Jr.
Title: CEO

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                             SUBSCRIPTION AGREEMENT

                               ***INSTRUCTIONS***

1. CAREFULLY READ THIS SUBSCRIPTION AGREEMENT AND THE CONFIDENTIAL CORPORATE OVERVIEW & PRIVATE PLACEMENT SUMMARY OF SYNDICATED FOOD SERVICE INTERNATIONAL, INC. (THE "COMPANY") DATED MARCH 15, 2003 (THE "PLACEMENT SUMMARY "). ASK QUESTIONS IF THERE IS ANYTHING IN THIS AGREEMENT OR THE PLACEMENT SUMMARY THAT YOU DO NOT UNDERSTAND.

2.       COMPLETE THE INFORMATION ON THIS PAGE.

3. INITIAL ONE APPROPRIATE BOX ON PAGES 6 OR 7 TO INDICATE THE BASIS UPON WHICH YOU ARE AN ACCREDITED INVESTOR.

4. CHECK THE BOX AND INSERT YOUR SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON PAGE 9 IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. INSERT YOUR SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON PAGE 9 BUT DO NOT CHECK THE BOX IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.

5.       SIGN AND DATE THIS AGREEMENT ON PAGE 10.

6. MAKE YOUR CHECK PAYABLE TO "SYNDICATED FOOD SERVICE INTERNATIONAL, INC," AND RETURN IT AND THIS AGREEMENT TO THE COMPANY.

Name of Investor: Chan Capital Ltd.              Date: 25 AUGUST 2003

Number of Common Shares: 5,333,333 x $0.30 per Share = Total Subscription
Price: 1,600,000

CORRESPONDENCE ADDRESS:

                           P.O. BOX 260 BUTTERFIELD SQUARE
                           PROVIDENCIALES TURKS & CALCOS ISLANDS
                           B.W.I.

INVESTOR'S TELEPHONE NUMBERS: HOME (N/A)

                              BUSINESS (649) 946-4650

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                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "agreement") is made and entered into between SYNDICATES FOOD SERVICE INTERNATIONAL, Inc., a Florida corporation (the "Company"), and the person executing this Agreement as the investor (the "Investor"). By executing this Agreement, the Investor acknowledges that he, she or it understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein is complying with the Company's obligations under applicable securities laws.

         1. GENERAL. This Agreement sets forth the terms under which Investor will invest in the Company. This subscription is one of a limited number of such subscriptions for shares of the Company's Common Stock, par value $0 001 per share (the "Shares"), offered to a limited number of qualified investors. Execution of this Agreement by the Investor shall constitute an offer by the Investor to subscribe for Shares in the amount and on the terms and conditions specified herein. The Company shall have the right to reject any such subscription offer, or, by executing a copy of this Agreement, to accept such offer as to all, or if otherwise indicated by the Company, less than all of the Shares specified by Investor herein. If the Investor's offer is accepted, the Company will execute a copy of this Agreement and return it to Investor.

         2. SUBSCRIPTION AMOUNT AND PAYMENT. The Investor delivers herewith to the Company the Total Subscription Price shown on the previous page.

         3.       Investor's Representation and Warranties.

         a. Investor represents and warrants that if he or she is an individual, then he or she is a resident of the state of his or her address shown on the first page hereof, or if Investor is a business entity, then it is the "Qualified Organization" that it has indicated in Section 3 or 4 of the Investor Suitability Requirements set forth below.

         b. Investor also understands that Investor must bear the economic risk of this investment for an indefinite period of time because the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any state's securities laws. Investor has been advised that the Shares are not being registered under the Act upon the basis that the transaction is exempt from such registration requirements as a transaction by an issuer not involving any public offering in reliance upon Section 4(2) of the Act and Regulation D promulgated by the Securities and Exchange Commission thereunder, and that reliance by the Company on such exemption is predicated in part on Investor's representations set forth in this Agreement. Investor also understands that it is not contemplated that any registration of the Shares will be made or that the Company will take steps which will make the provisions of Rule 144 under the Act available to permit the resale of the Shares. Except as contemplated hereby, Investor agrees that Investor will not attempt to pledge, transfer, convey or otherwise dispose of his, her or its Shares, except in a transaction that is the subject of either; (i) an effective registration statement under the Act and any applicable state securities laws, or (ii) an exemption from such registration and, to the extent required by the Company, an opinion of counsel, which opinion of counsel shall be satisfactory to the Company, to the effect that such registration is not required. The Company may rely on such an opinion of Investor's counsel in making such determination Accordingly, the Investor understands and agrees that for a period of at least one year from the

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Date of issuance of the Shares, (i) stop-transfer instructions will be noted on the appropriate records of the Company and (ii) there will be maintained on the certificate(s) evidencing the Shares, or any substitutions therefor, a legend reading substantially as follows:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED FOR SALE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY OTHER STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS, THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT: (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR
         (II) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

         Any assignment or endorsement of the certificate(s) representing the Shares which is in violation of the restrictions on transfer provided above will not be recognized by the Company, nor will any assignee or endorsee of such shares be recognized as the owner thereof by the Company.

         c. Investor represents and warrants that Investor is able to bear the economic risk of losing Investor's entire investment in the Company, which is not disproportionate to Investor's net worth, and that Investor has adequate means of providing for Investor's current needs and personal contingencies without regard to the investment in the Company. Investor represents and warrants that Investor is acquiring the Shares for investment for his, her or its own account with no present intent to directly or indirectly resell, transfer, distribute or participate in a distribution of the Shares or any portion thereof. The Investor, if a business entity, was not formed for the specific purpose of acquiring the Shares.

         d. Investor represents and warrants that in connection with his, her or its purchase of Shares, no oral or written representations or warranties have been made to Investor other than those as may be contained in the Company's Confidential Corporate Overview & Private Placement Summary dated March 15,2003 (the "Placement Summary") and information on file with the U.S. Securities and Exchange Commission. Investor acknowledges that no person is authorized to give any information or to make any statement not contained in the Placement Summary, a copy of which Investor acknowledges has previously been received by him, her or it, and that any information or statement not contained therein or contemplated or permitted thereby must not be relied upon as having been authorized by the Company, its President, any affiliates of any of the above, or any professional advisors thereto. The Investor also acknowledges that any written or oral representation or information which may have been made

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or provided to Investor prior to the date of the Placement Summary is superseded by the Placement Summary. Further, the Investor acknowledges that no federal or state administrative entity responsible for securities registration or enforcement has made any recommendation or endorsement of the Shares or any findings as to the fairness of an investment in the Shares

         e. Investor represents and warrants that, to the extent Investor has deemed necessary, Investor has consulted with Investor's attorney, financial advisors, purchaser representatives and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed the Placement Summary, this Agreement, and all documents relating thereto on Investor's behalf. Investor and Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate the Company, to evaluate the risk of in investment in the Company, to make an informed investment decision with respect thereto, and to protect Investor's interest in connection with Investor's subscription for Shares, without need for the additional information which would be required to be included in more complete registration statements effective under the Act.

         f. Investor acknowledges that Investor and Investor's advisors have had an opportunity to ask questions of and to receive answers from the officers of the Company and to obtain additional information in writing to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense: (i) relative to the Company and the offering of Shares; and (ii) necessary to verify the accuracy of any information, documents, projections, books and records furnished. All such materials and information requested by Investor and Investor's advisors (including information requested to verify information previously furnished) has been made available and examined by Investor or Investor's advisors.

         g. Investor understands and acknowledges that the law firm of Hill, Kertscher & Pixley LLP is representing the Company in connection with the offering of Shares, and that Hill, Kertscher & Pixley LLP is not representing Investor in connection with this transaction.

         h. Investor represents that if he or she is an individual, then he or she is at least 21 years of age or older.

         4. INDEMNIFICATION. Investor shall indemnify and hold harmless the Company, its officers and directors, any corporation or entity affiliated with any of the above, the partners, officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Investor, any breach of any of Investor's representations or warranties, or any failure of Investor to fulfill any of the covenants or agreements, under this Agreement.

         5.       REGISTRATION RIGHTS; LOCK-UP.

         5.1.     "PIGGY-BACK" REGISTRATION

         (a) Grant of Right. The holders of the Shares ("Holders") shall have the right until the date that is five years after the date of the Initial Closing to include the Shares as part of any

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other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form), provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Shares, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities that can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Shares required to be so registered but such Shares shall not be sold by the Holders until 180 days after the registration statement for such offering has become effective and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 180 day period, the number of securities to be sold by all stockholders in such public offering during such 180 day period shall be apportioned pro rata among all such sailing stockholders, including all Holders of the Shares, according to the total amount of securities of the Company owned by said selling stockholders, including all Holders of the Shares.

         (b) Terms. The Company shall bear all fees and expenses attendant to registering the Shares, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Shares. In the event of such a proposed registration, the company shall furnish the then Holders of outstanding Shares with not less than 30 days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given for each registration statement filed by the Company until the earlier of (i) such time as all of the Shares have been sold by the Holders thereof; or (ii) the expiration of the "piggy-back" rights provided for herein by giving written notice within 20 days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective for a period of at least nine consecutive months from the date that the Holders of the Shares covered by such registration statement are first given the opportunity to sell all of such securities. Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice of its intention to file a registration statement (irrespective of whether a written request for inclusion of any Shares shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         5.2      GENERAL TERMS.

         (a) Indemnification. The Company shall indemnify the Holder(s) of the Shares to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss; claim damage, expense or liability (including all reasonable attorney's fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) such registration statement; or (ii) any application or other document or written communication (in

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this Section collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, NASDAQ or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements there, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with written information furnished to the Company with respect to the Holder(s) by or on behalf of the Holder(s) expressly for use in such registration statement or in any application, as the case may be. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Shares or in connection with the registration statement or any application. The Holder(s) and their successors and assigns shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred In investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, with respect to such Holders, in writing, for specific inclusion in such registration statement or any application.

         (b) Elimination of Registration Rights. Notwithstanding anything to the contrary in this Section, no Holders shall be entitled to have their Shares registered under the Securities Act if, in the opinion of counsel to the Company, they may be sold without restriction pursuant to Rule 144(k) promulgated under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

         (c) Successor and Assigns. The registration rights granted to the Holders inure to the benefit of all the Holders' successors, heirs, pledges, assignees, transferees and purchaser of the Shares.

         (d) Documents Delivered to Holder. The Company shall furnish to each Holder participating in any of the forgoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, or (i) an opinion of counsel of the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto); and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offering of securities. The company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the

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registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.

         (e) Underwriting Agreement. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such Holders, their Shares and their intended methods of distribution.

         (f) Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

         6.       MISCELLANEOUS.

         a. Investor agrees that he, she or it shall execute such stockholders rights or other agreements which Company may generally distribute for signature to other stockholders of its securities.

         b. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflict of laws provisions therein.

         c. This Agreement contains the entire agreement between the parties with respect to the subject matter thereof. The provisions of this Agreement may not be modified or waived except in writing.

         d. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise effect the interpretation of any term or provision hereof.

         e. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. The Investor may not assign any of Investor's rights or interests in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

         f. If any part of this Agreement is held by a court of competent jurisdiction to be unenforceable, illegal or invalid, then the balance of this Agreement shall remain in effect and unaffected by such unenforceability, illegality or invalidity.

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                        INVESTOR SUITABILITY REQUIREMENTS

         The Investor understands that the offering of shares is restricted to investors who qualify as "accredited investors" pursuant to the provisions of Rule 501 of Regulation D. The Investor understands that he, she or it must therefore provide information to the Company which will enable the Company to determine whether the Investor qualifies as an "accredited investor." The Investor farther understands that the Company reserves the right to reject any subscription offer.

         The financial information and representations in this section are required to be provided to the Company for the Investor to qualify to purchase Shares. If the Investor wishes to be considered as an "accredited investor," he, she or it must INITIAL the paragraph below which describes the suitability requirement under which the Investor intends to qualify. Upon request of the Company, the Investor must provide information to document the representation initialed, as described within each paragraph.

ONLY ONE PARAGRAPH NEED BE INITIALED.

[X]      1.       Individual Net Worth Suitability

                  This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

                  The Investor represents and warrants that his or her individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase of the Shares exceeds $1,000,000.

OR

[ ]      2.       Individual Net Income Suitability

                  This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

                  The Investor represents and warrants that his or her individual income was in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse is in excess of $300,000 in each of those years, and he or she reasonably expects that his or her income will reach that same income level in the current year.

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

OR

[ ]      3.       Certain Qualified Organizations

                  The Investor represents and warrants that it is (check one)'

         [ ]               a.       A corporation, partnership, Massachusetts or
                  similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

         [ ]               b.       A bank, savings and loan association or
                  other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act).

         [ ]               c.       An insurance company (as defined in Section
                  2(13) of the Act).

         [ ]               d.       An investment company registered under the
                  Investment Comply Act of 1940.

         [ ]               e.       A business development company as defined in
                  Section 2(a)(48) of the Investment Company Act of 1940 or private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         [ ]               f.       A Small Business Investment Company licensed
                  by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958.

         [ ]               g.       A broker or dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934, as amended.

         [ ]               h.       A trust with total assets in access of
                  $5,000,000 not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares.

            NOTE: If you claim suitability under this paragraph (3), the
                  Company may require that you provide appropriate information supporting your Claim to status as a Qualified Organization.

OR

[X]      4.       The Investor represents and warrants that it is a corporation, a partnership, an unincorporated association or other similar entity, and that each owner of an equity interest in the entity satisfies the suitability requirements of either

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                  paragraphs (1), (2) or (3) above. An entity may be
                  newly-formed for the purpose of purchasing the Shares.

            NOTE: If you claim suitability under this paragraph (4), you must submit a list of each of the owners with an equity interest in the entity, setting forth the address, telephone number and social security or tax identification number and list for EACH such owner the information required under paragraphs (1), (2) or (3) above. These separate pages must be validly signed by or on behalf of each such owner or beneficiary. Alternatively, each such owner or beneficiary may complete a separate copy of this Agreement.

                        [AGREEMENT CONTINUES ON NEXT PAGE]

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                  PAYOR'S REQUEST FOR TAX IDENTIFICATION NUMBER

         To avoid withholding on any importable payment pursuant to Section 3406(a)(1)(C) of the Internal Revenue Code, Investor must complete the Payer's Request for Tax Identification Number below.

         1. TAXPAYER IDENTIFICATION NUMBER. Enter your taxpayer identification number in the appropriate space. For most individual taxpayers, this is the social security number.

______________________________
Taxpayer Identification Number

         2. BACKUP WITHHOLDING. CHECK THE BOX if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code

         [X]      I am not subject to backup withholding under the provisions of
Section 3406(a)(1)(C) of the Internal Revenue Code.

         NOTE: You are subject to backup withholding on reportable payments if:

                  (a) You fail to furnish your taxpayer identification number to the payor; or

                  (b) The Internal Revenue Service notifies the payor that you furnished an incorrect taxpayer identification number; or

                  (c) You are notified that you are subject to backup withholding (under Section 3406(a)(1)(C) of the Internal Revenue Code); or

                  (d) You fail to certify to the payor that you are not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

         3. CERTIFICATION. Under penalties of perjury, and by executing the signature page which immediately follow this page, I certify that the information provided in this Payor's Request for Tax Identification Number is true, correct and complete.

                                 SIGNATURE PAGE

         Investor represents and warrants that (a) all the information contained herein is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) Investor will notify the Company in writing immediately of any change in any of such information which occurs prior to the closing.

         IN WITNESS WHEREOF, Investor has executed this Subscription Agreement on the date first above written.

                                    INVESTOR:

                                    (If an Individual)

                                    ----------------------------
                                    (Signature of Investor)


                                    (If a Business Entity)

                                    CHAN CAPITAL LTD.

                                    /s/ Adrian Corr
                                    -----------------------------
                                    By: M&S Secretaries Ltd.
                                    Its: Company Secretary

         The foregoing offer is hereby accepted by Syndicated Food Service International, Inc., this 25th day of AUGUST, 2003.

                                    SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                                    /s/ Thomas P. Tanis, Jr.
                                    --------------------------------
                                    Thomas P. Tanis, Jr.
                                    President & Chief Executive Officer

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                             SUBSCRIPTION AGREEMENT

                            * * * INSTRUCTIONS * * *

1. CAREFULLY READ THIS SUBSCRIPTION AGREEMENT AND THE CONFIDENTIAL CORPORATE OVERVIEW & PRIVATE PLACEMENT SUMMARY OF SYNDICATED FOOD SERVICE INTERNATIONAL, INC. (THE "COMPANY") DATED MARCH 15, 2003 (THE "PLACEMENT SUMMARY "). ASK QUESTIONS IF THERE IS ANYTHING IN THIS AGREEMENT OR THE PLACEMENT SUMMARY THAT YOU DO NOT UNDERSTAND.

2.       COMPLETE THE INFORMATION ON THIS PAGE.

3. INITIAL ONE APPROPRIATE BOX ON PAGES 6 OR 7 TO INDICATE THE BASIS UPON WHICH YOU ARE AN ACCREDITED INVESTOR.

4. CHECK THE BOX AND INSERT YOUR SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON PAGE 9 IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE. INSERT YOUR SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON PAGE 9 BUT DO NOT CHECK THE BOX IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.

5.       SIGN AND DATE THIS AGREEMENT ON PAGE 10.

6. MAKE YOUR CHECK PAYABLE TO "SYNDICATED FOOD SERVICE INTERNATIONAL, INC." AND RETURN IT AND THIS AGREEMENT TO THE COMPANY.

Name of Investor: FIDRA HOLDINGS LTD             Date: 25 AUGUST 2003

Number of Common Shares:   1,666,666  x $ 0.30 per Share =  Total Subscription
Price: $ 500,000

CORRESPONDENCE ADDRESS:

                           CABLE BEACH COURT, SUITE # 1
                           WEST BAY ST, P.O. BOX CB- 11728
                           NASSAN, THE BAHAMAS

INVESTOR'S TELEPHONE NUMBERS: HOME (N/A) ____ ___
                              BUSINESS (242) 327-4630

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into between SYNDICATED FOOD SERVICE INTERNATIONAL, Inc., a Florida corporation (the "Company"), and the person executing this Agreement as the investor (the "Investor"). By executing this Agreement, the Investor acknowledges that he, she or it understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with the Company's obligations under applicable securities laws.

         1. GENERAL. This Agreement sets forth the terms under which Investor will invest in the Company. This subscription is one of a limited number of such subscriptions for shares of the Company's Common Stock, par value $0.001 per share (the "Shares"), offered to a limited number of qualified investors. Execution of this Agreement by the Investor shall constitute an offer by the Investor to subscribe for Shares in the amount and on the terms and conditions specified herein. The Company shall have the right to reject any such subscription offer, or, by executing a copy of this Agreement, to accept such offer as to all, or if otherwise indicated by the Company, less than all of the Shares specified by Investor herein. If the Investor's offer is accepted, the Company will execute a copy of this Agreement and return it to Investor.

         2. SUBSCRIPTION AMOUNT AND PAYMENT. The Investor delivers herewith to the Company the Total Subscription Price shown on the previous page.

         3.       Investor's Representation and Warranties.

         a. Investor represents and warrants that if he or she is an individual, then he or she is a resident of the state of his or her address shown on the first page hereof, or if Investor is a business entity, then it is the "Qualified Organization" that it has indicated in Section 3 or 4 of the Investor Suitability Requirements set forth below.

         b. Investor also understands that Investor must bear the economic risk of this investment for an indefinite period of time because the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any state's securities laws. Investor has been advised that the Shares are not being registered under the Act upon the basis that the transaction is exempt from such registration requirements as a transaction by an issuer not involving any public offering in reliance upon Section 4(2) of the Act and Regulation D promulgated by the Securities and Exchange Commission thereunder, and that reliance by the Company on such exemption is predicated in part on Investor's representations set forth in this Agreement. Investor also understands that it is not contemplated that any registration of the Shares will be made or that the Company will take steps which will make the provisions of Rule 144 under the Act available to permit the resale of the Shares. Except as contemplated hereby, Investor agrees that Investor will not attempt to pledge, transfer, convey or otherwise dispose of his, her or its Shares, except in a transaction that is the subject of either: (i) an effective registration statement under the Act and any applicable state securities laws, or (ii) an exemption from such registration and, to the extent required by the Company, an opinion of counsel, which opinion of counsel shall be satisfactory to the Company, to the effect that such registration is not required. The Company may rely on such an opinion of Investor's counsel in making such determination. Accordingly, the Investor understands and agrees that for a period of at least one year from the date of issuance of the Shares, (i) stop-transfer instructions will be noted on the appropriate records of the Company and (ii) there will be maintained on the certificate(s) evidencing the Shares, or any substitutions therefor, a legend reading substantially as follows:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED FOR SALE UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY OTHER STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT: (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR
         (II) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

         Any assignment or endorsement of the certificate(s) representing the Shares which is in violation of the restrictions on transfer provided above will not be recognized by the Company, nor will any assignee or endorsee of such shares be recognized as the owner thereof by the Company.

         c. Investor represents and warrants that Investor is able to bear the economic risk of losing Investor's entire investment in the Company, which is not disproportionate to Investor's net worth, and that Investor has adequate means of providing for Investor's current needs and personal contingencies without regard to the investment in the Company. Investor represents and warrants that Investor is acquiring the Shares for investment for his, her or its own account with no present intent to directly or indirectly resell, transfer, distribute or participate in a distribution of the Shares or any portion thereof. The Investor, if a business entity, was not formed for the specific purpose of acquiring the Shares.

         d. Investor represents and warrants that in connection with his, her or its purchase of Shares, no oral or written representations or warranties have been made to Investor other than those as may be contained in the Company's Confidential Corporate Overview & Private Placement Summary dated March 15, 2003 (the "Placement Summary") and information on file with the U.S. Securities and Exchange Commission. Investor acknowledges that no person is authorized to give any information or to make any statement not contained in the Placement Summary, a copy of which Investor acknowledges has previously been received by him, her or it, and that any information or statement not contained therein or contemplated or permitted thereby must not be relied upon as having been authorized by the Company, its President, any affiliates of any of the above, or any professional advisors thereto. The Investor also acknowledges that any written or oral representation or information which may have been made or provided to Investor prior to the date of the Placement Summary is superseded by the Placement Summary. Further, the Investor acknowledges that no federal or state administrative entity responsible for securities registration or enforcement has made any recommendation or endorsement of the Shares or any findings as to the fairness of an investment in the Shares.

         e. Investor represents and warrants that, to the extent Investor has deemed necessary, Investor has consulted with Investor's attorney, financial advisors, purchaser representatives and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed the Placement Summary, this Agreement, and all documents relating thereto on Investor's behalf. Investor and Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate the Company, to evaluate the risk of an investment in the Company, to make an informed investment decision with respect thereto, and to protect Investor's interest in connection with Investor's subscription for Shares, without need for the additional information which would be required to be included in more complete registration statements effective under the Act.

         f. Investor acknowledges that Investor and Investor's advisors have had an opportunity to ask questions of and to receive answers from the officers of the Company and to obtain additional information in writing to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense: (i) relative to the Company and the offering of Shares; and (ii) necessary to verify the accuracy of any information, documents, projections, books and records furnished. All such materials and information requested by Investor and Investor's advisors (including information requested to verify information previously furnished) has been made available and examined by Investor or Investor's advisors.

         g. Investor understands and acknowledges that the law firm of Hill, Kertscher & Pixley LLP is representing the Company in connection with the offering of Shares, and that Hill, Kertscher & Pixley LLP is not representing Investor in connection with this transaction.

         h. Investor represents that if he or she is an individual, then he or she is at least 21 years of age or older.

         4. INDEMNIFICATION. Investor shall indemnify and hold harmless the Company, its officers and directors, any corporation or entity affiliated with any of the above, the partners, officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Investor, any breach of any of Investor's representations or warranties, or any failure of Investor to fulfill any of the covenants or agreements, under this Agreement.

         5.       REGISTRATION RIGHTS; LOCK-UP.

         5.1.     "PIGGY-BACK" REGISTRATION

         (a) Grant of Right. The holders of the Shares ("Holders") shall have the right until the date that is five years after the date of the Initial Closing to include the Shares as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form), provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Shares, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities that can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Shares required to be so registered but such Shares shall not be sold by the Holders until 180 days after the registration statement for such offering has become effective and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 180 day period, the number of securities to be sold by all stockholders in such public offering during such 180 day period shall be apportioned pro rata among all such selling stockholders, including all Holders of the Shares, according to the total amount of securities of the Company owned by said selling stockholders, including all Holders of the Shares.

         (b) Terms. The Company shall bear all fees and expenses attendant to registering the Shares, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Shares. In the event of such a proposed registration, the company shall furnish the then Holders of outstanding Shares with not less than 30 days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given for each registration statement filed by the Company until the earlier of (i) such time as all of the Shares have been sold by the Holders thereof; or (ii) the expiration of the "piggy-back" rights provided for herein by giving written notice within 20 days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective for a period of at least nine consecutive months from the date that the Holders of the Shares covered by such registration statement are first given the opportunity to sell all of such securities. Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice of its intention to file a registration statement (irrespective of whether a written request for inclusion of any Shares shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof

         5.2      GENERAL TERMS.

         (a) Indemnification. The Company shall indemnify the Holder(s) of the Shares to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim damage, expense or liability (including all reasonable attorney's fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) such registration statement; or (ii) any application or other document or written communication (in this Section collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, NASDAQ or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements there, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Holder(s) by or on behalf of the Holder(s) expressly for use in such registration statement or in any application, as the case may be. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Shares or in connection with the registration statement or any application. The Holder(s) and their successors and assigns shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, with respect to such Holders, in writing, for specific inclusion in such registration statement or any application.

         (b) Elimination of Registration Rights. Notwithstanding anything to the contrary in this Section, no Holders shall be entitled to have their Shares registered under the Securities Act if, in the opinion of counsel to the Company, they may be sold without restriction pursuant to Rule 144(k) promulgated under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

         (c) Successor and Assigns. The registration rights granted to the Holders inure to the benefit of all the Holders' successors, heirs, pledges, assignees, transferees and purchaser of the Shares.

         (d) Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the forgoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, or (i) an opinion of counsel of the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto); and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.

         (e) Underwriting Agreement. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such Holders, their Shares and their intended methods of distribution.

         (f) Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

         6.       MISCELLANEOUS.

         a. Investor agrees that he, she or it shall execute such stockholders rights or other agreements which Company may generally distribute for signature to other stockholders of its securities.

         b. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflict of laws provisions therein.

         c. This Agreement contains the entire agreement between the parties with respect to the subject matter thereof. The provisions of this Agreement may not be modified or waived except in writing.

         d. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise effect the interpretation of any term or provision hereof.

         e. This Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. The Investor may not assign any of Investor's rights or interests in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

         f. If any part of this Agreement is held by a court of competent jurisdiction to be unenforceable, illegal or invalid, then the balance of this Agreement shall remain in effect and unaffected by such unenforceability, illegality or invalidity.

                        INVESTOR SUITABILITY REQUIREMENTS

         The Investor understands that the offering of shares is restricted to investors who qualify as "accredited investors" pursuant to the provisions of Rule 501 of Regulation D. The Investor understands that he, she or it must therefore provide information to the Company which will enable the Company to determine whether the Investor qualifies as an "accredited investor." The Investor further understands that the Company reserves the right to reject any subscription offer.

         The financial information and representations in this section are required to be provided to the Company for the Investor to qualify to purchase Shares. If the Investor wishes to be considered as an "accredited investor," he, she or it must INITIAL the paragraph below which describes the suitability requirement under which the Investor intends to qualify. Upon request of the Company, the Investor must provide information to document the representation initialed, as described within each paragraph.

ONLY ONE PARAGRAPH NEED BE INITIALED.

[X]      1.       Individual Net Worth Suitability

                  This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

                  The Investor represents and warrants that his or her individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase of the Shares exceeds $1,000,000.

OR

[ ]      2.       Individual Net Income Suitability

                  This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

                  The Investor represents and warrants that his or her individual income was in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse is in excess of $300,000 in each of those years, and he or she reasonably expects that his or her income will reach that same income level in the current year.

OR

[ ]      3.       Certain Qualified Organizations

                  The Investor represents and warrants that it is (check one):

         [ ]               a.       A corporation, partnership, Massachusetts or
                  similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

         [ ]               b.       A bank, savings and loan association or
                  other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act).

         [ ]               c.       An insurance company (as defined in Section
                  2(13) of the Act).

         [ ]               d.       An investment company registered under the
                  Investment Company Act of 1940.

         [ ]               e.       A business development company as defined in
                  Section 2(a)(48) of the Investment Company Act of 1940 or private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         [ ]               f.       A Small Business Investment Company licensed
                  by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958.

         [ ]               g.       A broker or dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934, as amended.

         [ ]               h.       A trust with total assets in excess of
                  $5,000,000 not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares.

         NOTE: If you claim suitability under this paragraph (3), the Company may require that you provide appropriate information supporting your claim to status as a Qualified Organization.

OR

[X]               4.       The Investor represents and warrants that it is a
                  corporation, a partnership, an unincorporated association or other similar entity, and that each owner of an equity interest in the entity satisfies the suitability requirements of either paragraphs (1), (2) or (3) above. An entity may be newly-formed for the purpose of purchasing the Shares.

         NOTE: If you claim suitability under this paragraph (4), you must submit a list of each of the owners with an equity interest in the entity, setting forth the address, telephone number and social security or tax identification number and list for EACH such owner the information required under paragraphs (1), (2) or (3) above. These separate pages must be validly signed by or on behalf of each such owner or beneficiary. Alternatively, each such owner or beneficiary may complete a separate copy of this Agreement.

                        [AGREEMENT CONTINUES ON NEXT PAGE]

                  PAYOR'S REQUEST FOR TAX IDENTIFICATION NUMBER

         To avoid withholding on any reportable payment pursuant to Section 3406(a)(l)(C) of the Internal Revenue Code, Investor must complete the Payer's Request for Tax Identification Number below.

         1. TAXPAYER IDENTIFICATION NUMBER. Enter your taxpayer identification number in the appropriate space. For most individual taxpayers, this is the social security number.

____________________________________
Taxpayer Identification Number

         2. BACKUP WITHHOLDING. CHECK THE BOX if you are NOT subject to backup withholding under the provisions of Section 3406(a)(l)(C) of the Internal Revenue Code.

         [X]      If I am not subject to backup withholding under the provisions of Section 3406(a)(l)(C) of the Internal Revenue Code.

         NOTE: You are subject to backup withholding on reportable payments if:

                  (a) You fail to furnish your taxpayer identification number to the payor; or

                  (b) The Internal Revenue Service notifies the payor that you furnished an incorrect taxpayer identification number; or

                  (c) You are notified that you are subject to backup withholding (under Section 3406(a)(l)(C) of the Internal Revenue Code); or

                  (d) You fail to certify to the payor that you are not subject to backup withholding under Section 3406(a)(l)(C) of the Internal Revenue Code.

         3. CERTIFICATION. Under penalties of perjury, and by executing the signature page which immediately follows this page, I certify that the information provided in this Payer's Request for Tax Identification Number is true, correct and complete.

                                 SIGNATURE PAGE

         Investor represents and warrants that (a) all the information contained herein is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) Investor will notify the Company in writing immediately of any change in any of such information which occurs prior to the closing.

         IN WITNESS WHEREOF, Investor has executed this Subscription Agreement on the date first above written.

                                    INVESTOR:

                                    (If an Individual)

                                    ____________________________________________
                                    (Signature of Investor)

                                    (If a Business Entity)

                                    /s/ Iain Brown
                                    --------------------------------------------
                                    By:  IAIN BROWN
                                    Its: PRESIDENT

         The foregoing offer is hereby accepted by Syndicated Food Service International, Inc., this 25th day of August, 2003.

                                    SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                                    /s/ Thomas P. Tanis
                                    --------------------------------------------
                                    Thomas P. Tanis, Jr.
                                    President & Chief Executive Officer

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

               Incorporated Under the Laws of the State of Florida

Warrant # 02-001AA                                          500,000 Common Stock
                                                            Purchase Warrants

                 CERTIFICATE FOR COMMON STOCK PURCHASE WARRANTS

         1.       Warrant. This Warrant Certificate certifies that Chan
Capital, Ltd. or its registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the Common Stock, $.001 par value (a "Share"), of Syndicated Food Service International, Inc., a Florida Corporation (the "Company"), from the Company at a purchase price of twenty five cents ($0.25) per Share (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.

Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

         2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

         3. Exercise. Subject to the terms hereof, the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part and at any time during the period (the "Exercise Period") commencing on the date hereof and terminating at the close of business on June 30, 2004 (the "Expiration Date"). The Exercise Period may be extended by the Company's Board of Directors in its sole discretion.

A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Redemption of Warrants by Company. The Company shall have the right and option, upon 20 days prior written notice to each Registered Holder, to call, redeem and acquire at the redemption price of $.01 per Warrant all of the Warrants which remain outstanding and unexercised at the date fixed for redemption (the "Redemption Date"). The Redemption Date shall be no less than 20 days after the notice date and the Registered Holders shall have the right during the period immediately following the date of such notice and prior to the Redemption Date to exercise the Warrants in accordance with Section 3 hereof.

         5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

The Registered Holder shall pay all documentary stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

         6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonable acceptable to the Company and its counsel. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

         7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Warrant Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that, the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section 8 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination (in each case, a "Sale

         Transaction"), shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediate before such event had the Warrant been exercised immediate prior to such event; provided, however, that in the event of a Sale Transaction, the Company shall have the right and option on ten (10) days prior notice to the Registered Holder to call, redeem and acquire all Warrants which remain outstanding and unexercised as of the date fixed for redemption by Company in such notice at a price of $.01 per Warrant it, only if the value of the Common Stock of the Company following the occurrence of the Sale Transaction will equal or exceed $10.00 per share.

In each ease of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         9. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         10. Piggyback Registration Rights. With respect to the Shares to be issued upon exercise of the Warrants, the Registered Holder shall have "piggyback" registration rights with respect to the Shares as follows:

         (a) If the Company at any time within two (2) years following the issuance of this Warrant proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or other form not available for registering the Shares issuable upon exercise of the Warrants, which are collectively referred to as the "Eligible Shares", for sale to the Public), it will give prompt written notice to the Registered Holder of its intention to do so and of the proposed method of distribution of such securities. Such "piggyback" registration rights shall only be available if (1) the Warrants have not expired or (2) the Warrants have been exercised in whole or in part and Shares have been issued thereby. Upon the giving of any such notice by the Company to register any of its securities as set forth above, the Company will use its best efforts to cause the Eligible Shares to be covered by the registration statement proposed to be filed by the Company to the extent and under the conditions such registration is permitted under the Act. In the event that any registration pursuant to this Section 10(a) shall be, in whole or in part, an underwritten public offering of the Company's common stock, the number of Eligible Shares to be included for an on behalf of all Registered Holders in such an underwriting may be reduced if an to the extent that the managing underwriter shall be of the reasonable opinion (a written copy of which shall be sent to each Registered Holder) that the inclusion of some or all of the Eligible Shares would materially adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to above without thereby incurring any liability to any Registered Holder, provided that the Company shall nonetheless be obligated to pay all Registration Expenses (as defined in (d) below) and Selling Expenses (as defined in (d) below) associated with such withdrawn registration statement. The Company shall not be required to effect more than one registration pursuant to this Section 10, provided that all of the Eligible Shares shall have been included in such registration, and provided that in the event the Company withdraws such registration statement, Registered

         Holders shall continue to have the piggyback rights set forth in this
         Section 10. The rights granted pursuant to the provisions of this
         Section 10 are not transferable by the Registered Holder.

         (b) The Company will use its best efforts to register or qualify the Eligible Shares covered by such registration statement under the securities or "blue sky" laws in such jurisdiction as the Registered Holder shall reside at the time of registration, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

         (c) The Registered Holder shall provide in writing to the Company such information as the Company may reasonably request in writing in connection with the registration of the Eligible Shares hereunder. The Registered Holder and the Company understand and mutually agree to indemnify and hold one another harmless as follows:

                  (i) The Company to indemnify and hold harmless the Registered Holder within the meaning of Section 15 of the Act as follows:

                           (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which the Registered Holder may become subject under the Act or otherwise (1) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) that arise our of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement, or any omission or alleged omission contained in any registration statement made pursuant or in accordance with this Section 10; and

                           (C) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonable incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above; provided, however, that the indemnity provided pursuant to this Section 10(c) shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Registered Holder expressly for use in any registration statement pursuant to this Section (10).

                  (ii) The Registered Holder agrees to indemnify and hold harmless the Company and its directors and officers, and each Person, if any, who controls the Company within the meaning of
                  Section 15 of the Act, to the same extent as the indemnity contained in Section (c)(i)(C)(i) above, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with written information furnished to the Company by the Registered Holder for use in a registration statement required to be made pursuant to this Section 10 relating to the Registered Holder's status as a selling security holder.

         (d) The Company will pay all Registration Expenses (as such term is hereinafter defined) in connection with any registration statement filed under this Section 10. All Selling Expenses (as such term is hereafter defined) in connection with such registration statement shall be born by the Registered Holder. For purposes of this Section 10(d), the term "Registration Expenses" shall mean all registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and independent public accountants for the Company and fees and expenses incurred in connection with applying for listing and quotation on any securities exchange or quotation service, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars; the term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Eligible Securities and fees and expenses of the Registered Holder's counsel, if any.

         11. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, by a nationally recognized overnight courier, delivery charges prepaid, or by facsimile or telegram to the Company, at:

11830 Windcreek Overlook
Alpharetta, Georgia 30003
Attn: Thomas P. Tanis, Jr., Chief Executive Officer,

and of the Registered Holder, at the address of such Registered Holder as set forth on the books maintained by the Company.

         12. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida and venue for any proceeding arising from or in connection herewith shall be in the state and federal courts of Florida. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience of reference and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the _ day of______________, 2002.

                                SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                                BY: /s/ Thomas P. Tanis Jr.
                                   ----------------------------------------
                                   THOMAS P. TANIS, JR., CHIEF EXECUTIVE OFFICER

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-    As tenants in common                            UNIF GIFT MIN ACT
TENNANT-    As tenants by the entireties                        Custodian
JR TEN-     As joint tenants with right or survivorship     (Cust) (Minor)
            and not as tenants in common                    under Uniform Gifts to Minors
                                                            Act________________
                                                                   (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if he
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

FOR VALUE RECEIVED__________________________________________ hereby sells, assigns and transfers unto _____________________________________________________
(________) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocable constitute and appoint_________________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

DATE: _____________________                        _____________________________
                                                   SIGNATURE

NOTICE: The above signature must correspond with name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED: ________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

       (To be Executed by the Registered Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

TO: SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

         The undersigned hereby irrevocable elects to exercise__________________________________ (____________________) Warrants,
evidenced by the within Warrant Certificate for, and to purchase thereunder, ___________________________________________ (__________________________) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $ __________and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

______________________________________________
(PLEASE PRINT NAME AND ADDRESS)

______________________________________________

______________________________________________
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

______________________________________________
(PLEASE PRINT NAME AND ADDRESS)

______________________________________________

______________________________________________

                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

DATED:_______________                  SIGNATURE:______________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever, or if singed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the Registered Holder hereof must be guaranteed.

SIGNATURE GUARANTEED: ____________________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

               Incorporated Under the Laws of the State of Florida

Warrant # 02-002AA                                        2,000,000 Common Stock
                                                          Purchase Warrants

                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS

         1. Warrant. This Warrant Certificate certifies that Ming Management Ltd. or its registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the Common Stock, $.001 par value (a "Share"), of Syndicated Food Service International, Inc., a Florida Corporation (the "Company"), from the Company at a purchase price of twenty five cents ($0.25) per Share (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.

Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

         2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

         3. Exercise. Subject to the terms hereof, the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part and at any time during the period (the "Exercise Period") commencing on the date hereof and terminating at the close of business on June 30, 2004 (the "Expiration Date"). The Exercise Period may be extended by the Company's Board of Directors in its sole discretion.

A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Redemption of Warrants by Company. The Company shall have the right and option, upon 20 days prior written notice to each Registered Holder, to call, redeem and acquire at the redemption price of $.01 per Warrant all of the Warrants which remain outstanding and unexercised at the date fixed for redemption (the "Redemption Date"). The Redemption Date shall be no less than 20 days after the notice date and the Registered Holders shall have the right during the period immediately following the date of such notice and prior to the Redemption Date to exercise the Warrants in accordance with Section 3 hereof.

         5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

The Registered Holder shall pay all documentary stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

         6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonable acceptable to the Company and its counsel. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

         7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Warrant Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section 8 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination (in each case, a "Sale

         Transaction"), shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediate before such event had the Warrant been exercised immediate prior to such event; provided, however, that in the event of a Sale Transaction, the Company shall have the right and option on ten (10) days prior notice to the Registered Holder to call, redeem and acquire all Warrants which remain outstanding and unexercised as of the date fixed for redemption by Company in such notice at a price of $.01 per Warrant it, only if the value of the Common Stock of the Company following the occurrence of the Sale Transaction will equal or exceed $10.00 per share.

In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         9. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         10. Piggyback Registration Rights. With respect to the Shares to be issued upon exercise of the Warrants, the Registered Holder shall have "piggyback" registration rights with respect to the Shares as follows:

         (a) If the Company at any time within two (2) years following the issuance of this Warrant proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or other form not available for registering the Shares issuable upon exercise of the Warrants, which are collectively referred to as the "Eligible Shares", for sale to the Public), it will give prompt written notice to the Registered Holder of its intention to do so and of the proposed method of distribution of such securities. Such "piggyback" registration rights shall only be available if (1) the Warrants have not expired or (2) the Warrants have been exercised in whole or in part and Shares have been issued thereby. Upon the giving of any such notice by the Company to register any of its securities as set forth above, the Company will use its best efforts to cause the Eligible Shares to be covered by the registration statement proposed to be filed by the Company to the extent and under the conditions such registration is permitted under the Act. In the event that any registration pursuant to this Section 10(a) shall be, in whole or in part, an underwritten public offering of the Company's common stock, the number of Eligible Shares to be included for an on behalf of all Registered Holders in such an underwriting may be reduced if an to the extent that the managing underwriter shall be of the reasonable opinion (a written copy of which shall be sent to each Registered Holder) that the inclusion of some or all of the Eligible Shares would materially adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to above without thereby incurring any liability to any Registered Holder, provided that the Company shall nonetheless be obligated to pay all Registration Expenses (as defined in (d) below) and Selling Expenses (as defined in (d) below) associated with such withdrawn registration statement. The Company shall not be required to effect more than one registration pursuant to this Section 10, provided that all of the Eligible Shares shall have been included in such registration, and provided that in the event the Company withdraws such registration statement, Registered

         Holders shall continue to have the piggyback rights set forth in this
         Section 10. The rights granted pursuant to the provisions of this
         Section 10 are not transferable by the Registered Holder.

         (b) The Company will use its best efforts to register or qualify the Eligible Shares covered by such registration statement under the securities or "blue sky" laws in such jurisdiction as the Registered Holder shall reside at the time of registration, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

         (c) The Registered Holder shall provide in writing to the Company such information as the Company may reasonably request in writing in connection with the registration of the Eligible Shares hereunder. The Registered Holder and the Company understand and mutually agree to indemnify and hold one another harmless as follows:

                  (i) The Company to indemnify and hold harmless the Registered Holder within the meaning of Section 15 of the Act as follows:

                           (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which the Registered Holder may become subject under the Act or otherwise (1) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) that arise our of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement, or any omission or alleged omission contained in any registration statement made pursuant or in accordance with this Section 10; and

                           (C) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonable incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above; provided, however, that the indemnity provided pursuant to this Section 10(c) shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Registered Holder expressly for use in any registration statement pursuant to this Section (10).

                  (ii) The Registered Holder agrees to indemnify and hold harmless the Company and its directors and officers, and each Person, if any, who controls the Company within the meaning of
                  Section 15 of the Act, to the same extent as the indemnity contained in Section (c)(i)(C)(i) above, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with written information furnished to the Company by the Registered Holder for use in a registration statement required to be made pursuant to this Section 10 relating to the Registered Holder's status as a selling security holder.

         (d) The Company will pay all Registration Expenses (as such term is hereinafter defined) in connection with any registration statement filed under this Section 10. All Selling Expenses (as such term is hereafter defined) in connection with such registration statement shall be born by the Registered Holder. For purposes of this Section 10(d), the term "Registration Expenses" shall mean all registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and independent public accountants for the Company and fees and expenses incurred in connection with applying for listing and quotation on any securities exchange or quotation service, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars; the term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Eligible Securities and fees and expenses of the Registered Holder's counsel, if any.

         11. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, by a nationally recognized overnight courier, delivery charges prepaid, or by facsimile or telegram to the Company, at:

11830 Windcreek Overlook
Alpharetta, Georgia 30003
Attn: Thomas P. Tanis, Jr., Chief Executive Officer,

and of the Registered Holder, at the address of such Registered Holder as set forth on the books maintained by the Company.

         12. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida and venue for any proceeding arising from or in connection herewith shall be in the state and federal courts of Florida. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience of reference and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the _day of______________, 2002.

                               SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

                               BY: /s/ Thomas P. Tanis Jr.
                                   --------------------------------
                                   THOMAS P. TANIS, JR., CHIEF EXECUTIVE OFFICER

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-   As tenants in common                    UNIF GIFT MIN ACT
TENNANT -  As tenants by the entireties               Custodian
JR TEN-    As joint tenants with right             (Cust) (Minor)
           or survivorship and not as tenants      under Uniform Gifts to Minors
           in common                               Act________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if he
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

FOR VALUE RECEIVED__________________________________ hereby sells, assigns and transfers unto _____________________________________________________(_________)
Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocable constitute and appoint_____________________________Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

DATE: _____________________                     ________________________________
                                                SIGNATURE

NOTICE: The above signature must correspond with name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

       (To be Executed by the Registered Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

TO: SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

         The undersigned hereby irrevocable elects to exercise
__________________________________________ (_______ ) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ____________________________________________ (____________ ) full shares of
Common Stock issuable upon exercise of said Warrants and delivery of $__________________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

______________________________________________
(PLEASE PRINT NAME AND ADDRESS)

______________________________________________

______________________________________________
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

____________________________________________
(PLEASE PRINT NAME AND ADDRESS)

____________________________________________

____________________________________________


                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

DATED: ________                               SIGNATURE: _______________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever, or if singed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the Registered Holder hereof must be guaranteed.

SIGNATURE GUARANTEED: ___________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.